Janus Investment Fund

Janus Henderson Asia Equity Fund

Janus Henderson Emerging Markets Fund

Janus Henderson Forty Fund

Janus Henderson Global Technology and Innovation Fund

(the “Funds”)

Supplement dated January 20, 2022

to Currently Effective Prospectuses

and Statement of Additional Information

Effective on or about March 1, 2022, the prospectuses and statement of additional information (“SAI”) for the Funds are amended as follows.

1.

The prospectuses and SAI for Janus Henderson Asia Equity Fund and Janus Henderson Emerging Markets Fund are amended to reflect that Matthew Culley and Daniel J. Graña, CFA, are Co-Portfolio Managers of the Funds.

2.	The prospectuses and SAI for Janus Henderson Global Technology and Innovation Fund are amended to reflect that Jonathan Cofsky, CFA, and Denny Fish are Co-Portfolio Managers of the Fund.

3.	The prospectuses and SAI for Janus Henderson Forty Fund are amended to reflect that A. Douglas Rao, Brian Recht, and Nick Schommer are Co-Portfolio Managers of the Fund.

4.	All references to Andrew Gillan are deleted from Janus Henderson Asia Equity Fund’s prospectuses and SAI.

Please retain this Supplement with your records.